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                                                                    EXHIBIT 10.2

                                 FIRST AMENDMENT
           TO AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT (the "Amendment"), dated as of August 27, 2004 is among LENNOX INTERNATIONAL INC., a Delaware corporation (the "Borrower"), the lenders party hereto, and JPMORGAN CHASE BANK, as administrative agent (the "Administrative Agent").

                                    RECITALS:

      The Borrower, the Administrative Agent, and the lenders party thereto have entered into that certain Amended and Restated Revolving Credit Facility Agreement dated as of September 11, 2003 (as amended or otherwise modified from time to time, the "Agreement"). The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Agreement. Subject to satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders party hereto are willing to amend the Agreement as herein set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

                                   ARTICLE I.

                                   Definitions

      Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II.

                                   Amendments

      Section 2.1. Amendment to Section 1.01 [Defined Terms]. The definition of the term "Senior Financial Officer" contained in Section 1.01 of the Agreement is amended to read as follows:

            "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer, assistant treasurer, or controller of the Borrower; provided that any executive vice president, the treasurer, any assistant treasurer, or the corporate controller of Borrower is authorized by Borrower to execute and deliver any Borrowing Request.

      Section 2.2. Amendment to Section 2.19 [Letters of Credit]. The reference to "$100,000,000" in the last sentence of clause (a) of Section 2.19 of the Agreement is amended to read "$125,000,000".

      Section 2.3. Amendment to Section 5.23 [Investments, Loans, Advances, Guarantees and Acquisitions]. Section 5.23 of the Agreement is amended as follows: (i) the "and" at the end of clause (j) is deleted; (ii) the "." at the end of subclause (v) of clause (k) is deleted and replaced with "; and" and
(iii) the following clause (l) is added to the end of Section 5.23.

            (l) promissory notes payable to Service Experts, Inc. or any of its Subsidiaries received in connection with the sale of their assets; provided that (i) the applicable asset sale is permitted under the terms of Section 5.11 and (ii) the aggregate

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      Dollar Equivalent of the principal amount outstanding under all such promissory notes does not exceed $20,000,000 at any time.

                                  ARTICLE III.

                              Conditions Precedent

      Section 3.1. Conditions. The effectiveness of Article II of this Amendment is subject to the satisfaction of the following conditions precedent:

        (a) The Administrative Agent shall have received, each in form and substance reasonably satisfactory to the Administrative Agent, the following:

            (i) this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders;

            (ii) evidence that all Persons who have the benefit of the provisions similar or substantially similar to the terms of Section 5.06 of the Agreement (including the holders of the notes under the Senior Note Purchase Agreements) shall have agree to amendments to their respective documents on the same terms as the amendments contemplated hereby; and

            (iii) such additional documentation and information as the Administrative Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may request;

        (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

        (c) No Default or Event of Default shall exist; and

        (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                   ARTICLE IV.

                                  Miscellaneous

      Section 4.1. Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Administrative Agent and lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this Amendment, the Agreement (as unmodified by this Amendment) shall control.

      Section 4.2. Representations and Warranties; Release. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a) no Default or Event of Default exists and (b) the representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF

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THIS AMENDMENT, THE BORROWER AND EACH GUARANTOR (BY ITS EXECUTION BELOW)
REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

            (A) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

            (B) RELEASE. RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY GUARANTOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

      Section 4.3. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

      Section 4.4. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

      Section 4.5. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      Section 4.6. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

      Section 4.7. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, each Lender, the Borrower, each Guarantor and their respective successors and assigns, except neither Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

      Section 4.8. Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

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      Section 4.9. Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

      Section 4.10. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 4.11. ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      Section 4.12. Required Lenders. The Agreement may be modified as provided in this Amendment with the agreement of the Required Lenders which means Lenders having fifty-one percent (51%) of the sum of the Total Commitment (such percentage applicable to a Lender, herein such Lender's "Required Lender Percentage"). For purposes of determining the effectiveness of this Amendment, each Lender's Required Lender Percentage is set forth on Schedule 4.12 hereto.

      Executed as of the date first written above.

                                            LENNOX INTERNATIONAL INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            JPMORGAN CHASE BANK, formerly The
                                            Chase Manhattan Bank, as successor
                                            in interest by merger to Chase Bank
                                            of Texas, National Association,
                                            individually as Lender, an Issuing
                                            Bank, Swingline Lender, and as
                                            Administrative Agent

                                            By:_________________________________
                                               David L. Howard
                                               Vice President

                                            THE BANK OF NOVA SCOTIA

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

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                                            THE BANK OF TOKYO-MITSUBISHI, LTD.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            WELLS FARGO BANK, N.A. (successor by
                                            consolidation to Wells Fargo Bank
                                            Texas, N.A.)

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            BANK OF TEXAS, N.A.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            BANK ONE, NA (successor by merger to
                                            Bank One, Texas, N.A)

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            GUARANTY BANK

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            COMPASS BANK

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

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                                            FIRST AMERICAN BANK, SSB

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            THE NORTHERN TRUST COMPANY

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            SOUTHWEST BANK OF TEXAS, N.A.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            FLEET NATIONAL BANK

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

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                                Guarantor Consent

      Each of the undersigned Guarantors: (i) consents and agrees to this Amendment, including, without limitation, Section 4.2, and (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor enforceable against it in accordance with their respective terms.

                                            GUARANTORS:

                                            LENNOX INDUSTRIES INC.
                                            ARMSTRONG AIR CONDITIONING INC.
                                            EXCEL COMFORT SYSTEMS INC.
                                            SERVICE EXPERTS INC.
                                            LENNOX GLOBAL LTD.
                                            LGL EUROPE HOLDING CO.
                                            LGL AUSTRALIA (US) INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT FACILITY
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                                  SCHEDULE 4.12
                                       to
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                       REVOLVING CREDIT FACILITY AGREEMENT

                                Required Lenders

                                                                               LENDERS AGREEING TO FIRST AMENDMENT
                                                                              (INSERT % FROM PRIOR COLUMN IF LENDER
                                                       REQUIRED LENDER         SIGNS AMENDMENT THEN TOTAL % IN THIS
            LENDER                                     PERCENTAGE HELD                       COLUMN)
------------------------------------                   ---------------        -------------------------------------
JPMorgan Chase Bank                                    11.111111111%                     11.111111111%
The Bank of Nova Scotia                                11.111111111%                     11.111111111%
The Bank of Tokyo - Mitsubishi, Ltd.                   11.111111111%
Wells Fargo Bank, N.A.                                 11.111111111%                     11.111111111%
Bank of Texas, N.A.                                     8.888888889%                      8.888888889%
Bank One, N.A.                                          6.666666667%                      6.666666667%
Guaranty Bank                                           6.666666667%                      6.666666667%
U.S. Bank National Association                          6.666666667%                      6.666666667%
Compass Bank                                            4.444444444%                      4.444444444%
First American Bank, SSB                                4.444444444%                      4.444444444%
The Northern Trust Company                              4.444444444%                      4.444444444%
Southwest Bank of Texas, N.A.                           4.444444444%                      4.444444444%
Fleet National Bank                                     8.888888889%                      8.888888889%
                                                       ------------                      ------------
TOTAL                                                        100.00%                            88.89%
                                                       ============                      ============

SCHEDULE 4.12, Solo Page
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